UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2004


                            DOV PHARMACEUTICAL, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-49730                 22-3374365
 (State or Other Jurisdiction   (Commission File No.)        (IRS Employer
       of Incorporation)                                   Identification No.)


                   433 Hackensack Avenue, Hackensack, NJ 07601
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (201) 968-0980


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. OTHER EVENTS.


On December 15, 2004, DOV Pharmaceutical, Inc. (the "Company") announced that it had commenced a private offering of up to $65.0 million aggregate principal amount of convertible subordinated debentures due 2025. The Company expects to grant the initial purchasers an option to purchase up to an additional $15.0 million aggregate principal amount of such debentures. The debentures will be offered only to qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Company's press release issued pursuant to Rule 135c under the Securities Act is attached hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits. The following exhibit is filed with this Current Report on Form
      8-K.

Exhibit No.  Title
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   99.1      Press Release, dated December 15, 2004, of DOV Pharmaceutical, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DOV Pharmaceutical, Inc.

Date: December 16, 2004                By: /s/ Arnold Lippa
                                           -------------------------------------
                                           Arnold Lippa
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.  Title
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   99.1      Press Release, dated December 15, 2004, of DOV Pharmaceutical, Inc.